Exhibit 10.68
FIRST AMENDMENT TO MEMBERSHIP INTEREST PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS
This FIRST AMENDMENT TO MEMBERSHIP INTEREST PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (this “Amendment”) is made and entered into as of October 30, 2019, between KBSII REIT ACQUISITION I, LLC and KBSII REIT ACQUISITION II, LLC, each a Delaware limited liability company (collectively, “Seller”), and 100-600 CAMPUS DRIVE, LLC, a New Jersey limited liability company ( “Buyer”).
W I T N E S S E T H:
WHEREAS, Seller and Buyer entered into that certain Membership Interest Purchase and Sale Agreement and Escrow Instructions, dated as of October 22, 2019 (the “Original Agreement”), covering the Interests in the Property Owners, as defined and more particularly described in the Original Agreement;
WHEREAS, the parties desire to amend the Original Agreement for the purpose of extending the Due Diligence Period (as defined therein);
NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, and other good and valuable consideration the sufficiency and receipt of which are hereby acknowledged, the parties hereby agree as follows:
1.Definitions: All references in the Original Agreement to “this Agreement,” “this agreement,” or the “Agreement,” or similar references, shall mean the Original Agreement, as amended by this Amendment. All other capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Original Agreement. The Original Agreement as hereby amended is referred to as the “Agreement”.
2.Amendments to the Original Agreement: The Original Agreement is hereby amended by deleting the text of Section 1.1(c) thereof and replacing it with the following sentence:
“Due Diligence Period. The “Due Diligence Period” shall end on October 31, 2019 at 5:00 p.m. (California time).”
3.Modification/Confirmation: This Amendment contains the entire agreement between the parties hereto relating to the transactions contemplated hereby, and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged herein. This Amendment may not be modified or amended other than by a written instrument executed by both parties. Except as specifically modified and amended by this Amendment, there are no other changes or modifications to the Original Agreement and all of the terms, covenants and conditions of the Original Agreement, as modified and amended by this Amendment, are hereby ratified and confirmed and shall continue to be and remain in full force and effect as applicable to Seller and Buyer. To the extent of any inconsistency between the Original Agreement and this Amendment, the terms of this Amendment shall control.

4.Counterparts: This Amendment may be executed in two or more counterparts and by facsimile or electronic signature, each of which shall be binding as originals and all of which, when taken together, shall for all purposes constitute one agreement binding on all of the parties hereto, notwithstanding that all parties shall not have executed the same counterparts.
5.Successors and Assigns: The covenants, agreements, terms, provisions and conditions contained in this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.
BUYER
100-600 CAMPUS DRIVE, LLC.
a New Jersey limited liability company
By: /s/ Shaya Prager
Name: Shaya Prager
Its: _____________________________
SIGNATURES CONTINUED ON FOLLOWING PAGE

[Signature Page – First Amendment to Membership Interest Purchase and Sale Agreement and Escrow Instructions]
[100-600 Campus Drive]

SELLER

KBSII REIT ACQUISITION I, LLC, a Delaware limited liability company

By:	KBS REIT PROPERTIES II, LLC, a Delaware limited liability company, it sole membership

	By:	KBS LIMITED PARTNERSHIP II, a Delaware limited partnership, its sole member

		By:	KBS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation, its general partner

			By:	/s/ Charles J. Schreiber, Jr. Charles J. Schreiber, Jr., Chief Executive Officer

KBSII REIT ACQUISITION II, LLC, a Delaware limited liability company

By:	KBS REIT PROPERTIES II, LLC, a Delaware limited liability company, it sole membership

	By:	KBS LIMITED PARTNERSHIP II, a Delaware limited partnership, its sole member

		By:	KBS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation, its general partner

			By:	/s/ Charles J. Schreiber, Jr. Charles J. Schreiber, Jr., Chief Executive Officer

[Signature Page – First Amendment to Membership Interest Purchase and Sale Agreement and Escrow Instructions]
[100-600 Campus Drive]